UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 2, 2006
                        (Date of Earliest Event Reported)


                        GLOBAL CASH ACCESS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                      001-32622                 20-0723270
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


        3525 East Post Road, Suite 120
        Las Vegas, Nevada                                    89120
        (Address of Principal Executive Offices)           (Zip Code)


                                 (800) 833-7110
              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results Of Operations And Financial Condition.

         On May 2, 2006, Global Cash Access Holdings, Inc. issued a press release announcing its results of operations for the first quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit No.         Document

         99.1 Press Release announcing results of operations for the quarter ended March 31, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  GLOBAL CASH ACCESS HOLDINGS, INC.

Date:  May 2, 2006                By:/s/  Harry C. Hagerty
                                     ------------------------------------
                                     Harry C. Hagerty, Chief Financial Officer

                                                                    Exhibit 99.1

               Press Release Announcing Results of Operations for
                     the First Quarter Ended March 31, 2006